Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report on Form 10-Q of NSD Bancorp, Inc.
(the "Corporation"), for the period ending September 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Andrew W. Hasley, President and Chief Operating Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of and for the periods covered by the Report.


/s/  Andrew W. Hasley
---------------------

Andrew W. Hasley
President and
Chief Operating Officer

November 12, 2004